SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST REPORTED EVENT - April 23, 2004

                               PUREZZA GROUP, INC.
             (Exact name of Registrant as specified in its charter)

            Florida                     333-85306              65-1129912
(State or other jurisdiction of        (Commission          (I.R.S. Employer
           incorporation)              File Number)      Identification Number)

                       936A Beachland Boulevard, Suite 13
                            Vero Beach, Florida 32963
                    (Address of principal executive offices)

                                 (772) 231-7544
              (Registrant's telephone number, including area code)

                   (772) 231-5947 (Issuer's facsimile number,
                              including area code)

                     800 West Cypress Creek Road, Suite 470
                            Ft. Lauderdale, FL 33309
          (Former name or former address, if changed since last report)

Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other vents occur in the future.

ITEM 1.

CHANGES IN CONTROL OF REGISTRANT

         On April 23, 2004, International Equities Group, Inc ("IEG") agreed to sell 37,185,000 shares of the common stock of Purezza Group Inc, ("PRZA") owned by it to Keating Reverse Merger, Fund LLC ("KRM") for an aggregate purchase price of $350,000.00.

         In connection with this transaction, Mr. Legel resigned as a member of the PRZA's Board of Directors and as its President and Mr. Keating was nominated to serve as a Director and as the Company's President, Secretary and Treasurer. Concurrently, the principal executive office of the company was moved to 936A Beachland Blvd., Suite 13, Vero Beach, FL 32963.

         At the date of this Current Report, KRM owns 42,185,000 shares, or 80.3% of the Registrant's common stock and PRZA's other stockholders own 10,315,000 shares, or 19.7% of its common stock. IEG has no continuing economic interest in the company as either stockholders or creditors.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

         The following table contains information concerning the beneficial ownership of the PRZA's common stock on the date of this Current Report, by (i) each person who is known to be the beneficial owner of more than 5 percent of our common stock; (ii) all directors and executive officers of the company; and
(iii) directors and executive officers of the company as a group. For purposes of the table, beneficial ownership includes the contractual right to acquire shares.


                                                                    Amount of
Name and Address                            Beneficial              Percent of
Of Beneficial Owner                         Ownership                 Class
================================================================================

Keating Reverse Merger Fund, LLC (1)         42,185,000                80.3%

Kevin R. Keating                             2,000,000                 3.8%

Executive Officers and Directors             2,000,000                 3.8%
as a Group (1 person)

         (1)      5251 DTC Parkway, Suite 1090, Greenwood Village CO 80111-2739.

Item 2 - Disposition of Assets

On April 22, 2004, PRZA transferred all of its assets to Purezza Marketing, Inc. ("PMI"). Concurrently, with this transfer, PRZA distributed on a pro rata basis all of its ownership in PMI to the holders of its common stock (the "Distribution"). As a result of this transfer and the Distribution, PMI will operate independently from PRZA and as a successor to PRZA's business and operations.

In a equity for debt transaction dated April 23, 2004, a $600,000 Debenture Note Payable due to International Equities Group, Inc. ("IEG") was satisfied in full by the issuance of 37,185,000 shares of the Company's common stock.

On April 23, 2004, Keating Reverse Merger Fund, LLC ("KRM"), pursuant to a Stock Purchase Agreement, acquired from IEG 37,185,000 shares of the issued and outstanding common stock, $.001 par value, of Purezza Group, Inc. ("PRZA").

In connection with this transaction, Mr. Larry Legel resigned as a member of the PRZA's Board of Directors and as its President and Mr. Kevin R. Keating was nominated to serve as a Director and as the Company's President, Secretary and Treasurer. Concurrently, the principal executive office of the Company was moved to 936A Beachland Blvd., Suite 13, Vero Beach, Florida 32963.

In order to fund the Corporation's working capital needs, the Corporation sold to KRM 5,000,000 common shares at a purchase price of $0.01 per share, for an aggregate consideration of $50,000.

License Agreement

On April 20, 2004, a royalty payment became due on the required fixed payment pursuant to the License Agreement. The license and the related liability were transferred to PMI as of April 22, 2004. The Company no longer has the license agreement nor does it owe any royalty payments to the licensor.

ITEM 3.

BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable

ITEM 4.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable

ITEM 5.

OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Not Applicable

ITEM 6.

RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable

ITEM 7.

FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.

         Not Applicable

Item 7(b), Pro Forma Financial Information

PUREZZA GROUP, INC.
PRO FORMA CONDENSED FINANCIAL STATEMENTS
[UNAUDITED]
--------------------------------------------------------------------------------

The following pro forma condensed balance sheet of Purezza Group, Inc. (the "Company" or "PRZA") as of March 31, 2004, and the condensed statements of operations for the three months then ended and the year ended December 31, 2003, gives effect to the conversion of a $600,000 debenture note payable into 37,185,000 shares of the Company's common stock, the transfer of all of the Company's assets to Purezza Marketing, Inc. ("PMI"), and the purchase of 5,000,000 common shares of the Company by KRM for $50,000. The effective date of these transactions for accounting purposes is April 23, 2004.

The pro forma information is based on the historical financial statements of the Company giving effect to the assumptions and adjustment in the accompanying notes to the pro forma financial statements.

The pro forma condensed balance sheet assumes the sale of assets was consummated on March 31, 2004. The pro forma condensed statements of operations give effect to this transaction, as if it had occurred at the beginning of the earliest period presented. The pro forma condensed statements have been prepared by the Company's management based upon the historical financial statements of the Company. These pro forma condensed financial statements may not be indicative of the results that actually would have occurred if the sale of assets had taken place on the dates indicated.

UREZZA GROUP, INC.
NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
[UNAUDITED]
--------------------------------------------------------------------------------

[1[ To reflect the sale of 5,000,000 common shares of the Company to KRM for $50,000.

[2]   To remove the assets, liabilities and operations of the Company.

[3] To record the conversion of the $600,000 debenture note payable for 37,185,000 shares of Company common stock.


                              . . . . . . . . . . .

PUREZZA GROUP, INC.
--------------------------------------------------------------------------------
PRO FORMA CONDENSED BALANCE SHEET AS OF MARCH 31, 2004.
--------------------------------------------------------------------------------

                                                                Historical                    Pro Forma for
                                                                 March 31,     Pro Forma        Continuing
                                                                  2 0 0 4     Adjustments       Operations
                                                                 ---------     ---------         ---------
Assets:
Current Assets:
   Cash                                                          $  26,647     $  50,000  [1]   $  50,000
                                                                                 (26,647) [2]
   Money Market Account                                            200,055      (200,055) [2]          --
                                                                 ---------     ---------         ---------
   Total Current Assets                                            226,702      (176,702) [2]      50,000
                                                                 ---------     ---------         ---------
Computers and Equipment:
   Computers                                                         4,074        (4,074) [2]          --
   Less: Accumulated Depreciation                                   (3,220)        3,220  [2]          --
                                                                 ---------     ---------         ---------
   Computers and Equipment - Net                                       854          (854) [2]          --
                                                                 ---------     ---------         ---------
   Total Assets                                                  $ 227,556     $(177,556) [2]   $  50,000
                                                                 =========     =========         =========
Liabilities and Stockholders' Equity:
Long-Term Debt:
   Convertible Debenture Note Payable                            $ 600,000     $(600,000) [3]   $      --
                                                                 ---------     ---------         ---------
Stockholders' Equity (Deficit):
   Common Stock                                                      7,815         5,000  [1]      50,000
                                                                                  37,185  [3]
   Additional Paid-in Capital                                      326,707        45,000  [1]     934,522
                                                                                 562,815  [3]
   Accumulated Deficit Development Stage                          (706,966)     (277,556)        (934,522)
                                                                 ---------     ---------         ---------

   Total Stockholders' Equity (Deficit)                           (372,444)      422,444           50,000
                                                                 ---------     ---------         ---------

   Total Liabilities and Stockholders' Equity (Deficit)          $ 227,556     $(177,556)       $  50,000
                                                                 =========     =========         =========

See Notes to Pro Forma Condensed Financial Statements.

PUREZZA GROUP, INC.
--------------------------------------------------------------------------------
PRO FORMA CONDENSED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2004.
[UNAUDITED]
--------------------------------------------------------------------------------

                                      Historical                   Pro Forma for
                                       March 31,     Pro Forma       Continuing
                                        2 0 0 4     Adjustments      Operations
                                      -----------    --------        ----------

Revenues                              $        --    $     --        $       --
                                      -----------    --------        ----------
Operating Expenses:
General and Administrative Expenses        18,402     (18,402) [2]           --
Professional Fees                           9,351      (9,351) [2]           --
                                      -----------    --------        ----------
Total Operating Expense                    27,753     (27,753) [2]           --
                                      -----------    --------        ----------
(Loss from Operations                      27,753     (27,753) [2]           --
                                      -----------    --------        ----------
Other Income (Expenses):
   Interest Income                            215        (215) [2]           --
   Adjustment                                   1          (1) [2]           --
                                      -----------    --------        ----------
   Total Other Income (Expense)               216        (216) [2]           --
                                      -----------    --------        ----------
   Net (Loss)                         $   (27,537)   $ 27,537  [2]   $       --
                                      ===========    ========        ==========
   Net (Loss) Per Share               $     (0.01)                   $       --
                                      ===========                    ==========
Weighted Average Number of Shares       7,815,000                    50,000,000
                                      ===========                    ==========

See Notes to Pro Forma Condensed Financial Statements.

PUREZZA GROUP, INC.
--------------------------------------------------------------------------------
PRO FORMA CONDENSED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31,
2003.
[UNAUDITED]
--------------------------------------------------------------------------------


                                     Historical                 Pro Forma for
                                     December 31,  Pro Forma      Continuing
                                       2 0 0 3    Adjustments     Operations
                                     -----------   --------      -----------

Revenues                             $        --   $     --      $        --
                                     -----------   --------      -----------
Operating Expenses:
General and Administrative Expenses      132,495    132,495 [2]           --
Professional Fees                         90,406     90,406 [2]           --
                                     -----------   --------      -----------
Total Operating Expense                  222,901    222,901 [2]           --
                                     -----------   --------      -----------
(Loss from Operations                   (222,901)   222,901               --
                                     -----------   --------      -----------
Other Income (Expenses):
   Interest Income                         1,418      1,418               --
   Interest Expense Waived in 2003        67,989         --               --
   Adjustment                                 --     67,989               --
                                     -----------   --------      -----------
   Total Other Income (Expense)          (69,407)    69,407               --
                                     -----------   --------      -----------
   Net (Loss)                        $  (153,494)  $153,494      $        --
                                     ===========   ========      ===========
   Net (Loss) Per Share              $     (0.02)                $        --
                                     ===========                 ===========
Weighted Average Number of Shares      7,815,000                  50,000,000
                                     ===========                 ===========

See Notes to Pro Forma Condensed Financial Statements.

(c)      Exhibits.

         10.1 Purchase and Sale Agreement dated April 23, 2003 between Keating Reverse Merger Fund LLC, as Buyer; Purezza Group, Inc. and International Equities Group, Inc., as Seller.


ITEM 8.

CHANGE IN FISCAL YEAR.

         Not Applicable

ITEM 9.

REGULATION FD DISCLOSURE.

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Purezza Group, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


PUREZZA GROUP, INC.
May 14, 2004

By: /s/ Kevin R. Keating
    ---------------------------------------------
    Kevin R. Keating, President and Sole Director